UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

TCW Direct Lending LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01069	46-5327366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 936-2275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 9, 2016, TCW Direct Lending LLC (the “Company”) held its 2016 Annual Meeting of Members (the “Annual Meeting”) at which a quorum was present in person or by proxy. At the Annual Meeting, the following matters were submitted to the vote of the members, with the results of voting on each such matter set forth below.

1.	The Company’s members approved a proposal to re-elect the following Class II directors to the Company’s Board of Directors, to hold office until the annual meeting, or special meeting in lieu thereof, of members is held in 2019, with voting results as follows:

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
William Cobb	15,823,010	90,000	0
Donald M. Mykrantz	15,823,010	90,000	0

There were no abstentions.

2.	The Company’s members approved a proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016, with voting results as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
15,823,010	0	90,000	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW DIRECT LENDING LLC

Date: May 13, 2016	By:	/s/ James Krause
		Name:	James Krause
		Title:	Chief Financial Officer

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